inpixon Indoor Intelligence™

Indoor Intelligence

Investor Presentation

Sept. 2020

NASDAQ: INPX

PRESENTED BY:

Nadir Ali, CEO



Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Act

All statements in this presentation that are not based on historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements included in this presentation on its current expectations, the information on which such expectations were based may change. Statements containing words such as "expect", "believe", "should", "anticipate", "intend", plan", "may", "will", or similar expressions constitute forward-looking expressions. These forward-looking statements are not guarantees of future performance rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of Inpixon and its subsidiaries, which could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, statements about our proposed and completed acquisitions, the impact of COVID-19 on Inpixon's results of operations, our anticipated cash flow balances, our product development plans and marketing initiatives, our ability to compete successfully in our industry, projected operating expenses, projected operating efficiencies, revenues, and capital requirements, and our projected cash position, the fluctuation of economic conditions, competition, the performance of management and employees, our ability to maintain compliance with Nasdaq's minimum bid price requirement and other continued listing requirements, including during a panel monitoring period ending on February 5, 2021. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the "SEC") on March 3, 2020 and periodic reports and current reports filed with the SEC on or after the date thereof.

All of the Company's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. Such statements and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Statements in this presentation, including factors that we believe may impact our results, are not intended to be exclusive.

This presentation has been prepared by Inpixon and is made for informational purposes only and does not constitute an offer to sell or a solicitation to offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state of jurisdiction.

Inpixon Turns Data Into Indoor Intelligence

Inpixon's Indoor Intelligence™ platform provides the tools to **capture, interpret** and **visualize** indoor data



Inpixon Overview

Technology

- Core indoor positioning technology plus recent complementary technology acquisitions helped develop a highly secure, robust, and comprehensive indoor intelligence solution
- Extensible platform with technology-agnostic architecture

Market Size

- Large, fast-growing and underserved market
- Multiple research firms forecasting global market revenues of double-digit billions and 17-53% CAGR (see later slide)

Highlights

- Growing customer base and global reseller network
- Strong IP / broad patent portfolio
- Seasoned executive team with proven track records
- Highly scalable, high margin business model
- Revenues for fiscal 2019 increased 68% compared to fiscal 2018
- Gross margin increased to 74% in 2019 versus 71% in 2018
- Approximately $39 million of cash and cash equivalents as of June 30, 2020

Redefining The Indoors

With Inpixon's patented technologies, data is ingested and integrated with indoor maps enabling users to harness the power of indoor data to create actionable intelligence



Mapping

Create dynamic, tailored map-enabled solutions that address myriad use cases


Inpixon USA / Palo Alto / Main Floor

Positioning

Locate and track wireless devices using on-device or external sensors while ensuring security and privacy



Security

See the unseen with wireless device detection to pinpoint unauthorized devices, enforce no-phones zones and more


inpixon
VISITS ANALYTICS

Analytics

Turn data into intelligence and gain insights into how people interact with your indoor spaces

Organizations Need Assistance Addressing COVID-19

Companies are looking for solutions to help reclaim their workplaces

- **Address requirements**
  - CDC guidelines
  - State/county regulations
  - Industry-specific best practices
  - Company policies
- **Safeguard employees**
- **Revitalize the customer experience**

Inpixon Workplace Readiness™



Physical Distancing



Contact Tracing



Sanitation/Cleaning



Temperature Reading



Analytics, Reporting

Inpixon Workplace Readiness™


Inpixon USA / Palo Alto
Workplace Readiness
98%
104
22
2
126
Map
Entrance 1
Screening question results
Passed
Marginal
Fail

Zone Health, Physical Distancing and Seating Plans

- View building zone health via a proprietary algorithm that considers factors such as number of devices and density of devices in a given area
- Create seating plans and bookable spaces that comply with physical distancing
- Reconfigure and manage your workspace dynamically as situations change


Workplace Readiness / Report

Contact Tracing for People, Assets and Zones

- Ascertain the historical locations within the building of an individual that has notified the organization of an infected status
- Determine what other devices were in the same areas near the same timeframes for possible exposure notification
- Identify areas for decontamination treatment


Inpixon USA / Palo Alto
Workplace Readiness
75%
126 / 20,000
Meeting room #1
Delivery
8 h 5 min
Heat Map

Sanitation and Cleaning

- Identify surface areas or assets that may require cleaning as a result of exposure or high traffic
- Automate reports for facilities teams to show, on a map, where to focus cleaning
- Deep-clean targeted areas rather than entire buildings or floors
- Set alerts for when usage patterns change

Collecting Comprehensive Indoor Data


POSITIONING
DEVICE
(Wireless & IoT)
PEOPLE
(Visitors & Employees)
ASSET
(Static & Dynamic)
ANALYTICS

INDIVIDUAL: Wayfinding, Product Search & Asset Tracking

BUSINESS: Security, Intelligence & Better Experiences

MARKET: Trend Analysis, Forecasting & Market Dynamics

Inpixon Indoor Intelligence™ Platform

Ingest data from proprietary, IoT and third-party sources

›

Integrate with data analytics engine, patented algorithms, and advanced mapping technology

›

Give context to and visualize indoor data creating location awareness

MAPS
- Layout & Directional Data
- Asset Locations
- Points of Interest



ON-DEVICE SENSORS
- Accelerometer
- Gyroscope
- Magnetometer
- Barometer



RF SIGNALS
- Phones, Watches, Tablets, Computers
- Access Points, Beacons, IoT Devices
- GPS



VIDEO
- IP Cameras, Infrared, Thermal
- Footfall Counters



BIG DATA
- ERP, Inventory
- POS, CRM
- Weather, Demographics



CUSTOMER INTERACTIONS
- Guest Wi-Fi
- Survey Responses
- App & Website Behavior
- Ad / Marketing Responses



++++
VE
PE
++++
++++
API
SDK
DB



COFFEE 20% OFF
TURN
SERVICE REQUEST
VIP
22% NEW
33% INCREASE
WHEELCHAIR 1
EMPLOYEE 8
ALERT

WAYFINDING
- Search
- Navigation
- Services, experience

CONTEXTUAL ACTIONS
- Customer experience
- Alerts, messaging, offers

ANALYTICS
- Counts
- Dwell
- Journey

LOCATING
- People
- Devices
- Assets

SECURITY
- Rogue devices
- No-phones zones
- Investigations

MAP
- Digital, interactive, editable
- Multidimensional visualization of spatial data

INPUT
Inpixon h/w, 3rd party connectors, IoT devices

DATA & INTELLIGENCE

OUTPUT
Inpixon Portal with map view or tabular view, API/SDK, DB Access, connectors

Inpixon Delivers Powerful, Game-Changing Benefits

CREATE LOCATION AWARENESS

ENRICH BUSINESS INSIGHTS


MAPPING
POSITIONING
ANALYTICS

UNCOVER DATA PATTERNS & TRENDS

REALIZE WORKFLOW EFFICIENCIES

CREATE SAFER INDOOR SPACES

Myriad Use Cases

inpixon

WORKPLACE READINESS

INDOOR NAVIGATION

ASSET TRACKING

MAP PROFILES

PROXIMITY MESSAGING

SECURITY MANAGEMENT

DEVICE DETECTION

GEOFENCING

FACILITIES MANAGEMENT

OPERATIONAL EFFICIENCY

DATA ANALYTICS

LOCATION SHARING

DATA PRIVACY

OUTDOOR/INDOOR WAYFINDING

AND MORE...


CORPORATE
GOVERNMENT
EDUCATION
HEALTHCARE
HOSPITALITY
RETAIL
COMMERCIAL REAL ESTATE
TRANSPORTATION
INDUSTRIAL

Customers Around the World

Partial list of current and historical customers.

Expanding Worldwide Reseller & Partner Ecosystem

inpixon

Lenovo Commercial IoT

mobileiron

SPGlobal

wipro

Chubb Edwards

IBM

Genetec

USI Unified Systems Inc.

ROCK NETWORKS

Mist

vmware

SYSTAT

NuVision

RHEA GROUP

MTG MASTER TECHNOLOGY GROUP

cisco

VNGRS

NOVA COMMUNICATIONS A Division of ROCK Networks

express image DIGITAL

CX APP

Large, Fast-Growing Markets

Fragmented and Underserved

Indoor Positioning and Navigation

$56.6B in 2027

53.3% CAGR

The global market for Indoor Positioning and Indoor Navigation (IPIN) estimated at US$2.8 billion in 2020 is projected to reach a size of US$56.6 billion by 2027, growing at a CAGR of 53.3% over the period. Source: https://www.researchandmarkets.com/reports/5030011/indoor-positioning-and-indoor-navigation-ipin

Indoor Location

$17B in 2025

22.5% CAGR

The global indoor location market size to grow from USD 6.1 billion in 2020 to USD 17.0 billion by 2025, at a CAGR of 22.5% (source: http://www.marketsandmarkets.com/PressReleases/indoor-location.asp)

LBS + RTLS

$39B in 2025

17% CAGR

The global location based services (LBS) and real-time location systems (RTLS) market will grow from USD $17.8 billion in 2020 to USD $39.2 billion by 2025, at a CAGR of 17.1%. (source: https://www.marketsandmarkets.com/Market-Reports/location-based-service-market-%2096994431.html)

Wi-Fi Analytics

$16.8B in 2024

26% CAGR

The Wi-Fi analytics market size is expected to grow from $5.3 billion in 2019 to $16.8 billion by 2024, at a CAGR of 26.0% during the forecast period (source: https://www.marketsandmarkets.com/PressReleases/wi-fi-analytics.asp)

Proximity to Precision

	Wi-Fi	+ Cellular, BLE, RFID	+ UWB, Dead Reckoning
			
			
Accuracy	15-20 meters	3-5 meters	10 centimeters
Data Collection	03.00 minutes	0.6 seconds	0.1 seconds
Detection	>10%	<80%	100%

2020 and beyond: 5G cellular, next-gen BLE, Wi-Fi 6, more

Broad Intellectual Property Portfolio

*More than 15 **registered patents** and several pending applications in the United States, along with similar patents and applications in various countries outside the U.S.*

Patents at Every Level of Inpixon Architecture

EXTENSIBILITY	The ways we communicate with other systems, e.g., MDM connectors, GPS attachment
VISUALIZATION	Method for overlaying GPS data on a UI, etc.
ANALYTICS	Data processing techniques re: joins, parsing, queries, execution, storage
PROCESSING & POSITIONING	Tokenization/ pseudonymization of device IDs, reconciliation of multiple devices to single person, deduplication, etc.
DETECTION	Multilateration positioning calculations, fusion of GPS to cellular modems, etc.

Inpixon is a Visionary

*Inpixon recognized by Gartner in coveted **Visionary** quadrant*

2020 Magic Quadrant Indoor Location Services, Global



Gartner

Licensed for Distribution

Magic Quadrant for Indoor Location Services, Global

Published 15 January 2020 - ID G00385050 - 45 min read

Tim Zimmerman
VP Analyst

Annette Zimmermann
VP Analyst

Evolving and complex use cases are driving requirements in both new and existing markets. Infrastructure and operations leaders should evaluate vendors based on their ability to meet multiple end-user indoor location opportunities and to address new relevant usage scenarios.

Learn how Gartner can help you succeed

Become a Client now

Market Definition/Description

This document was revised on 14 January 2019. The document you are viewing is the corrected version. For more information, see the Corrections page on gartner.com.

Gartner defines the indoor location service market as the hardware, software and service components to provide indoor location services (also called "blue dot") to a wide variety of organizations as well as opportunities within a single organization that includes but is not limited to:

- Enterprise offices
- Malls
- Retail stores
- Hospitals and healthcare facilities
- Manufacturers
- Warehouse/logistics
- Industrial environments
- Stadiums
- Transportation hubs (airports, train stations)
- Museums
- University campus
- Hospitality (hotels, restaurants)
- Conferences and tradeshows

Indoor location solutions use differing algorithms, techniques, frequencies and architectures to achieve the core functionality of the indoor location market, which is to provide the location of a static or mobile asset or person within 1 meter or 3 feet. These solutions may collect location data by using one or more radio frequencies, including 125KHz, 13.56MHz, 433MHz, 900MHz, 2.4GHz, 5GHz or ultrawideband (UWB), that are integrated into passive,[1] battery-assisted passive or active[2] components. Indoor location data collection may also use visible light communication (VLC), sound navigation and ranging (sonar), light detection and ranging (lidar), or any technology or combination of technologies to determine location. In addition, an increasing number of vendors have added camera sensors to supplement sensor detection, especially for use cases such as people counting and access control.

These components of an indoor location service solution may include:

- Hardware: Beacons, sensors and supplemental beacons, tags, gateways, fixed readers, cameras, Wi-Fi access points and other components collect location data.
- Software: Location engines collect data from the hardware components and provide a publicly available northbound API to communicate X-Y coordinates. Location engine services may be located on-premises or in the cloud.
- Management applications: These applications monitor and provide the status of all hardware components required for the solution.

Figure 1. Magic Quadrant for Indoor Location Services, Global



CHALLENGERS
LEADERS
NICHE PLAYERS
VISIONARIES
STANLEY Healthcare
AiRISTA Flow
HPE (Aruba)
Cisco
Zebra Technologies
HID Global (formerly Bluvision)
Midmark
CenTrak
Juniper Networks (Mist)
Ubisense
Inpixon
Sonitor
Quuppa
Acuity Brands
ABILITY TO EXECUTE
COMPLETENESS OF VISION
As of December 2019
© Gartner, Inc

Source: Gartner (January 2020)

Inpixon Executive Team



Nadir Ali
Chief Executive Officer
- Oversee strategy direction and operations of the company
- Prior experience: Tira Capital, Isadra, Deloitte Consulting
- BA, University of California, Berkeley



Soumya Das
Chief Operating Officer
- Leads sales, marketing, channel and engineering
- Prior experience: Identiv, SecureAuth, Oracle, Opentext
- MBA, UK; BBM, Andhra University, India



Wendy Loundermon
Chief Financial Officer
- Oversees the financial and administrative units
- Prior experience: Sysorex Government Services
- BS in Accounting and MS in Taxation from George Mason University



Adam Benson
Chief Technology Officer
- Leads software and hardware engineering
- Prior experience: Cadillac Fairview Corporation; VMG Strategic Consulting, AME Supply



Tyler Hoffman
Chief Revenue Officer
- Focused on driving company growth and building a highly scalable sales operation
- Prior experience: PayPal, Google, Visa, eBay, CNET Networks



Chris Wiegand
EVP Sales
- Manages direct sales, worldwide reseller partner and SI channels for enterprise customers
- Prior experience: Founder/CEO of Jibestream



David Westgate
Executive Vice President of IT Operations
- Oversees the cloud infrastructure, and corporate networks,
- Prior experience: U.S. Air Force, McBride and Associates



Shirish Tangirala
Managing Director, Inpixon India
- Oversees Inpixon India operations
- Prior experience: NCGS, Global Medical Informatics
- BE in Civil Engineering majoring in Computer Applications, India



Melanie Figueroa
General Counsel and SVP Corporate Development
- Oversees legal affairs and the company's strategic growth strategy and business initiatives
- Prior experience: Mitchell Silberberg & Knupp LLP

Company Growth and Recent Milestones

inpixon

Financial Highlights

- Revenues for fiscal 2019 **increased 68%** compared to fiscal 2018
- Gross margin **increased to 74%** in 2019 versus 71% in 2018
- Approximately **$39 million of cash** and cash equivalents as of June 30, 2020

Recent Milestones

- Received **two U.S. Federal Communications Commission certifications**
- Completed acquisition of **Ten Degrees "blue dot" device positioning technology and IP assets**, expanding Indoor Intelligence Platform
- Completed acquisition of global distribution & development license for **SYSTAT and SigmaPlot** software suite
- Announced **Lenovo as an authorized reseller** of Inpixon Workplace Readiness™ solutions
- Launched nationwide **"Reclaim Your Workplace**" advertising campaign
- Released additional **enterprise-class mapping features**
- Announced **Workplace Readiness dashboards** with solutions to assist businesses with physical distancing and contact tracing efforts
- Secured contract to supply indoor mapping platform for **dozens of shopping centers in Europe and Asia**
- Announced distribution partnership with **Unified Systems Inc**., a leading systems integrations company
- Secured sensor order with partner **Sengex** for U.S. federal government customer

Investment Summary

- Large, fast-growing and underserved market. Multiple research firms forecasting global market revenues of double-digit billions and 17-53% CAGR
- Comprehensive solutions provide actionable indoor intelligence data and improve customer/user experience
- Highly secure and integrated platform provides customers with a variety of potential benefits, including:
  - Revenue enhancement
  - Cost savings
  - Safety, security, risk reduction
- Growing customer base and global reseller network
- Strong IP / broad patent portfolio
- Highly scalable, high margin business model
- Seasoned executive team with proven track records

MAPPING

- Creation
- Editing
- Publishing

POSITIONING

- Sensors
- Trilateration
- Algorithms

ANALYTICS

- Data Science
- Artificial Intelligence
- Forecasts

SECURITY

- Situational Awareness
- Rogue Devices
- No-Phone Zones

Key Statistics

Ticker:	INPX
Exchange:	NASDAQ
Share Price (8/24/2020):	$1.26
Shares Outstanding (8/11/2020):	41.78 M
Market Cap:	$52.64 M
Fiscal Year End:	December 31

Thank You!

NASDAQ: INPX
Corporate website: **inpixon.com**
IR website: **ir.inpixon.com**

Investor Relations
Crescendo Communications, LLC
Tel: **+1 212-671-1020**
Email: **INPX@crescendo-ir.com**